UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   June 14, 2010

China Swine Genetics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-12792	84-0916585
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1077 Ala Napunani Street, Honolulu, HI	96818
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  808-429-5954

n/a
_______________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry Into a Material Definitive Agreement.

On June 11, 2010 (the “Closing Date”), China Swine Genetics, Inc., a Delaware corporation (the “Company”), consummated a transaction (the “2010 June Private Placement”) with certain accredited investors (the “Investors”) pursuant to a Series B Convertible Preferred Stock and Warrant Purchase Agreement entered into by the Company and the Investors (the “Securities Purchase Agreement”).  The Company raised gross proceeds of $2,420,000 and issued to the Investors an aggregate of (i) 11,523,809 shares of  newly created Series B convertible preferred stock, par value $0.001 per share (the “Preferred Stock”), with an initial one-to-one conversion ratio into shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), (ii) Series A Warrants to purchase an aggregate of 1,008,334 shares of Common Stock (the “Series A Warrants”), and (iii) Series B Warrants to purchase an aggregate of 1,008,334 shares of Common Stock (the “Series B Warrants”). Additionally, the Investors were granted an option to purchase up to $3,000,000 of additional Preferred Stock any time on or before December 11, 2010 (the “Option”).

Subject to the terms and restrictions set forth in the Certificate of Designations of Preferences, Rights and Limitations of Series B Convertible Preferred Stock (the “Certificate of Designations”), the Preferred Stock is convertible into Common Stock (i) at the option of the Investors, at any time and from time to time after the original issue date, or (ii) automatically, upon the consummation of any transaction resulting in a change of control of the Company. The holders of the Preferred Stock will not be entitled to receive any dividends. The Preferred Stock will have no voting rights other than those relating to (i) any action by the Company that alters or changes the powers, preferences or rights given to the Preferred Stock (ii) any amendment to the Certificate of Designations, (iii) any authorization or creation of any class or stock ranking as to dividends or distribution of assets upon a liquidation equal or senior to the Preferred Stock or possessing greater voting rights than the Preferred Stock, or (iv) any increase in the authorized number of shares of the Preferred Stock. Upon liquidation, the holders of the Preferred Stock will be entitled to receive out of the assets of the Company $2.10 for each share of Preferred Stock held, subject to certain restrictions.

The Series A Warrants and Series B Warrants are exercisable for $3.00 and $4.10 per share of Common Stock, respectively. Both of the aforesaid warrants will expire on June 10, 2013.

Pursuant to the terms set forth in the Securities Purchase Agreement, the Series A Warrants and the Series B Warrants, as long as any Preferred Stock, Series A Warrant or Series B Warrant is held by an Investor, the Company is prohibited from entering into any subsequent financing involving issuances of securities of the Company (the “Subsequent Financing” ), if (i) the securities issued therein are convertible into Common Stock at variable conversion rates, or (ii) an investor is granted the right to receive additional shares based on future transactions of the Company on more favorable terms than those granted to such investor in the Subsequent Financing. The Securities Purchase Agreement also contains certain transfer restrictions and anti-dilution provisions.

The exercise prices of the Series A Warrants and Series B Warrants are subject to adjustment based on the Company’s performance as follows: (i) in the event the Company’s after-tax net income earnings per share for its fiscal year 2010 are between $0.55 and $0.27 per share, the then-current warrant exercise prices will decrease proportionately; by 0% if the earnings are $0.55 per share or greater and by 50% if the earnings are $0.27 per share, and (ii) in the event the Company’s earnings are between $0.67 and $0.33 per share for its fiscal year 2011, the then-current warrant exercise prices will decrease proportionately; by 0% if the earnings are $0.67 per share or greater and by 50% if the earnings are $0.33 per share. In addition, the exercise prices of the aforesaid warrants will be adjusted and reduced to the prices (if lower) of any shares or other instruments convertible into Common Stock issued by the Company.

In connection with the 2010 June Private Placement, the Company also issued to Global Arena Capital Corp., the Company’s placement agent (“Global”), and certain individuals affiliated with Global: (i) Series C Warrants to purchase an aggregate of 70,583 shares of Common Stock, exercisable at $3.00 per share for five years, (ii) Series D Warrants to purchase an aggregate of 70,583 shares of Common Stock, exercisable at $4.10 per share for five years, and (iii) Series E Warrants to purchase an aggregate of 80,000 shares of Common Stock, exercisable at $2.10 per share for five years.

For further details, please see the Securities Purchase Agreement, and the forms of the aforesaid warrants, which are attached hereto as exhibits.

Item 3.02  Unregistered Sales of Equity Securities.

The information included in Item 1.01 of this Current Report on Form 8-K relating to the sale of the Preferred Stock in connection with the 2010 June Private Placement is incorporated by reference into this Item 3.02.

The securities issued in connection with the 2010 June Private Placement were issued pursuant to exemptions from registration pursuant to Section 4(2) of the Securities Act and Rule 506 of Regulation D thereunder.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 8, 2010, the Company filed the Certificate of Designations with the Secretary of the State of Delaware, which set forth the designation, rights, preferences and other terms and provisions of the Preferred Stock.

The filing of the Certificate of Designations was authorized by the Board of the Directors of the Company in accordance with the Section 151(a) of the Delaware General Corporation Law.

A copy of the Certificate of Designations is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

3.1	Certificate of Designations, filed on June 8, 2010 with the Secretary of the State of Delaware

10.1	Series B Convertible Preferred Stock and Warrant Purchase Agreement, dated June 11, 2010, by and between the Company and the Investors.

10.2	Form of Series A Warrants

10.3	Form of Series B Warrants

10.4	Form of Series C Warrants

10.5	Form of Series D Warrants

10.6	Form of Series E Warrants

CAUTIONARY NOTE ON FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K and the exhibit hereto and the statements of representatives and partners of the Company related thereto contain, or may contain, among other things, certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve significant risks and uncertainties. Such statements may include, without limitation, statements with respect to the Company’s plans, objectives, projections, expectations and intentions and other statements identified by words such as “projects,” “may,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties, including those detailed in the Company’s filings with the Securities and Exchange Commission. Actual results, including, without limitation, the Company’s results of operations in the future, may differ significantly from those set forth in the forward-looking statements.  Forward-looking statements involve risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control).  The Company undertakes no obligation to update any forward-looking statements, except as provided for by law.

June 14, 2010	CHINA SWINE GENETICS, INC.

By: /s/ Zhenyu Shang
Name: Zhenyu Shang
Title: Chairman and Chief Executive Officer